Exhibit 99.1

ENERSYS ANNOUNCES CLOSING OF PRIVATE OFFERING OF $300 MILLION AGGREGATE PRINCIPAL AMOUNT OF SENIOR NOTES

READING, Pa.,—December 11, 2019—EnerSys (NYSE: ENS) (“EnerSys” or the “Company”) today announced the closing of its previously announced private offering of $300 million aggregate principal amount of 4.375% senior notes due 2027 (the “Notes”); The Notes were issued at an issue price of 100% of the principal amount.

The Notes are senior unsecured obligations of the Company and are guaranteed on a senior unsecured basis by each of the Company’s subsidiaries that is a guarantor under the Company’s existing senior secured credit facilities (the “Existing Credit Facility”) and 5.00% Senior Notes due 2023.

EnerSys intends to use the net proceeds from this offering to repay a portion of the outstanding borrowings under the revolving portion of the Company’s Existing Credit Facility (without a reduction in commitment).

The Notes and the related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. The Notes were offered in the United States only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Caution Concerning Forward-Looking Statements

This press release, and oral statements made regarding the subjects of this press release, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”), which may include, but are not limited to, statements regarding EnerSys’ plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will” and similar expressions. All statements addressing developments that EnerSys expects or anticipates will occur in the future are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance and are inherently subject to significant business, economic and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond EnerSys’ control. The statements in this press release are made as of the date of this press release, even if subsequently made available by EnerSys on its website or otherwise. EnerSys does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy. For a list of other factors which could affect EnerSys’ results, including earnings estimates, see EnerSys’ filings with the Securities and Exchange Commission, including “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including “Forward-Looking Statements,” set forth in EnerSys’ Annual Report on Form 10-K for the fiscal year ended March 31, 2019. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. No undue reliance should be placed on any forward-looking statements.